Exhibit 10.1

Execution Version

FIRST INCREMENTAL FACILITY AMENDMENT

FIRST INCREMENTAL FACILITY AMENDMENT dated as of August 29, 2025 (this “Amendment”), by and among Pitney Bowes Inc., a Delaware corporation (the “Borrower”), the Loan Parties party hereto, the Revolver Increase Lenders party hereto, the Issuing Banks party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which Amendment amends that certain Credit Agreement, dated as of February 7, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), among the Borrower, the Lenders and Issuing Banks from time to time party thereto and the Administrative Agent.

WHEREAS, the Borrower, in accordance with Section 2.20 of the Existing Credit Agreement, has requested that the aggregate principal amount of Revolving Commitments under the Revolving Facility be increased by $135,000,000 (such increase, the “2025 Increased Revolving Commitments”) such that, upon the occurrence of the Amendment No. 1 Effective Date (as defined below) and after giving effect to the 2025 Increased Revolving Commitments, the aggregate principal amount of Revolving Commitments under the Revolving Facility will be $400,000,000. The proceeds of the 2025 Increased Revolving Loans (as defined below) will be used by the Borrower for working capital and other general corporate purposes, including acquisitions and other Investments and Restricted Payments permitted by the Credit Agreement;

WHEREAS, each Person that executes and delivers a signature page to this Amendment in the capacity of a Revolver Increase Lender (as defined below) agrees to (i) the terms of this Amendment, (ii) provide 2025 Increased Revolving Commitments to the Borrower (the Revolving Loans thereunder, the “2025 Increased Revolving Loans” and the Lenders providing such 2025 Increased Revolving Commitments and making such 2025 Increased Revolving Loans, the “Revolver Increase Lenders”) on the Amendment No. 1 Effective Date in a principal amount as set forth on Schedule I attached hereto and (iii) make 2025 Increased Revolving Loans from time to time on and after the Amendment No. 1 Effective Date in accordance with the terms of the Credit Agreement;

WHEREAS, in accordance with Sections 2.20 and 9.02 of the Existing Credit Agreement, the Existing Credit Agreement may be amended to give effect to the existence and terms of the 2025 Increased Revolving Loans;

WHEREAS, the Revolver Increase Lenders are willing to make the 2025 Increased Revolving Loans to the Borrower on and after the Amendment No. 1 Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement; and

WHEREAS, (i) BofA Securities, Inc., CIBC Bank USA, Truist Securities, Inc. and Citizens Bank, N.A. have been appointed by the Borrower to act, and have agreed to act, as joint lead arrangers and joint bookrunners for the 2025 Increased Revolving Commitments (in such capacities, the “First Incremental Facility Lead Arrangers”) and (ii) Mizuho Bank, Ltd. has been appointed by the Borrower to act, and has agreed to act, as documentation agent for the 2025 Increased Revolving Commitments (in such capacity, the “First Incremental Facility Documentation Agent”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Interpretation.

(a) Capitalized terms used and not defined herein (including in the recitals hereto) shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. 2025 Increased Revolving Commitments.

(a) Pursuant to Section 2.20 of the Existing Credit Agreement and subject to the terms and conditions herein, effective on and as of the Amendment No. 1 Effective Date, each Revolver Increase Lender hereby agrees to make 2025 Increased Revolving Loans to the Borrower from time to time in accordance with the terms of the Credit Agreement in a principal amount not to exceed its 2025 Increased Revolving Commitment. From and after the Amendment No. 1 Effective Date, the 2025 Increased Revolving Commitments shall constitute “Revolving Commitments” under the Revolving Facility and a “Revolving Commitment Increase” for all purposes of the Credit Agreement and the other Loan Documents and each Revolver Increase Lender shall be a “Revolving Commitment Increase Lender,” a “Revolving Lender” and a “Lender” for all purposes under the Credit Agreement and the other Loan Documents. From and after the Amendment No. 1 Effective Date, the 2025 Increased Revolving Loans made pursuant to each Revolver Increase Lender’s 2025 Increased Revolving Commitments shall constitute “Revolving Loans” for all purposes of the Credit Agreement and the other Loan Documents. The Commitments of the Revolver Increase Lenders are several, and no such Revolver Increase Lender will be responsible for any other Revolver Increase Lender’s failure to make or acquire its 2025 Increased Revolving Loans. The proceeds of the 2025 Increased Revolving Loans shall be used by the Borrower for the purposes set forth in the recitals to this Amendment and pursuant to Section 5.10 of the Credit Agreement.

(b) The terms of the 2025 Increased Revolving Commitments shall be identical to the existing Revolving Commitments under the Revolving Facility under the Credit Agreement and the terms of the 2025 Increased Revolving Loans shall be identical to the existing Revolving Loans under the Revolving Facility under the Credit Agreement.

(c) On the Amendment No. 1 Effective Date, (i) the aggregate principal amount of the Revolving Loans outstanding immediately prior to the Amendment No. 1 Effective Date (the “Existing Revolving Borrowings”) shall be deemed to be repaid, (ii) each Revolver Increase Lender that shall have had a Revolving Commitment prior to the Amendment No. 1 Effective Date shall pay to the Administrative Agent in same day funds an amount equal to the amount, if any, by which (A) (1) such Revolver Increase Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of the 2025 Increased Revolving Commitments) multiplied by (2) the aggregate principal amount of the Resulting Revolving Borrowings exceeds (B) (1) such Revolver Increase Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of the 2025 Increased Revolving Commitments) multiplied by (2) the aggregate principal amount of the Existing Revolving Borrowings, (iii) each Revolver Increase Lender that shall not have had a Revolving Commitment prior to the Amendment No. 1 Effective Date shall pay to the Administrative Agent in same day funds an amount equal to (1) such Revolver Increase Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of the 2025 Increased Revolving Commitments) multiplied by (2) the aggregate principal amount of the Resulting Revolving Borrowings, (iv) after the Administrative Agent receives the funds specified in clauses (ii) and (iii) above, the Administrative Agent shall pay to each Revolving Lender the portion of such funds that is equal to the amount, if any, by which (A) (1) such Revolving Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of the 2025 Increased Revolving Commitments) multiplied by (2) the aggregate principal amount of the Existing Revolving Borrowings, exceeds (B) (1) such Revolving

Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of the 2025 Increased Revolving Commitments) multiplied by (2) the aggregate principal amount of the Resulting Revolving Borrowings, (v) after the Amendment No. 1 Effective Date, the Borrower shall be deemed to have made Resulting Revolving Borrowings in an aggregate principal amount equal to the aggregate principal amount of the Existing Revolving Borrowings and of the Types and for the Interest Periods specified in a Borrowing Request delivered to the Administrative Agent in accordance with Section 2.03 of the Credit Agreement (and the Borrower shall deliver such Borrowing Request), (vi) each Revolving Lender shall be deemed to hold its Applicable Percentage of each Resulting Revolving Borrowing (calculated after giving effect to the 2025 Increased Revolving Commitments) and (vii) the Borrower shall pay each Revolving Lender any and all accrued and unpaid interest on its Loans comprising the Existing Revolving Borrowings and all accrued fees with respect to the Revolving Facility. The deemed payments of the Existing Revolving Borrowings made pursuant to clause (i) above shall be subject to compensation by the Borrower pursuant to the provisions of Section 2.15 of the Credit Agreement if the Amendment No. 1 Effective Date occurs other than on the last day of the Interest Period relating thereto. On the Amendment No. 1 Effective Date, each Revolving Lender immediately prior to the Amendment No. 1 Effective Date will automatically and without further act be deemed to have assigned to each Revolver Increase Lender, and each such Revolver Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Lender’s participations in outstanding Letters of Credit such that, after giving effect to the 2025 Increased Revolving Commitments and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations in Letters of Credit held by each Revolving Lender (including each such Revolver Increase Lender) will equal such Revolving Lender’s Applicable Percentage.

(d) This Amendment shall satisfy the requirements of Section 2.20(a) of the Existing Credit Agreement regarding the delivery of a written notice with respect to the 2025 Increased Revolving Commitments contemplated by this Amendment and is an Incremental Facility Amendment (as defined in the Credit Agreement).

SECTION 3. Amendments to the Existing Credit Agreement.

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

“2025 Increased Revolving Commitments” has the meaning assigned to such term in the First Incremental Facility Amendment.

“2025 Increased Revolving Loans” has the meaning assigned to such term in the First Incremental Facility Amendment.

“Amendment No. 1 Effective Date” means August 29, 2025.

“First Incremental Facility Amendment” means the First Incremental Facility Amendment, dated as of August 29, 2025, among the Borrower, the Revolver Increase Lenders and Issuing Banks party thereto and the Administrative Agent.

“First Incremental Facility Lead Arrangers” has the meaning assigned to such term in the First Incremental Facility Amendment.

“Initial Bookrunners” means, collectively, Bank of America, N.A. (an affiliate of BofA Securities, Inc.), BofA Securities Inc., CIBC World Markets Corp., CIBC Bank USA, Truist Securities, Inc. and Citizens Bank, N.A. in their capacities as joint bookrunners for the credit facilities provided for under the Existing Credit Agreement.

“Initial Documentation Agents” means, collectively, JPMorgan Chase Bank, N.A. and The Northern Trust Company in their capacities as co-documentation agents for the credit facilities provided for under the Existing Credit Agreement.

“Initial Lead Arrangers” means, collectively, Bank of America, N.A. (an affiliate of BofA Securities, Inc.), BofA Securities, Inc., CIBC World Markets Corp., CIBC Bank USA, Truist Securities, Inc., Citizens Bank, N.A. and Goldman Sachs Bank USA in their capacities as joint lead arrangers for the credit facilities provided for under the Existing Credit Agreement.

“Revolver Increase Lender” has the meaning assigned to such term in the First Incremental Facility Amendment.

(b) The definition of “Arrangers” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Arrangers” means (a) the Initial Lead Arrangers and (b) solely with respect to the First Incremental Facility Amendment, the First Incremental Facility Lead Arrangers.”

(c) The definition of “Bookrunners” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Bookrunners” means (a) the Initial Bookrunners and (b) solely with respect to the First Incremental Facility Amendment, the First Incremental Facility Lead Arrangers.”

(d) The definition of “Documentation Agents” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Documentation Agents” means (a) the Initial Documentation Agents and (b) solely with respect to the First Incremental Facility Amendment, the First Incremental Facility Documentation Agent.”

(e) The definition of “Revolving Commitment” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07, (b) increased from time to time pursuant to Section 2.20 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 2.22 and Section 9.04. The amount of each Lender’s Revolving Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule I of the First Incremental Facility Amendment. The aggregate amount of the Lenders’ Revolving Commitments as of the Amendment No. 1 Effective Date is $400,000,000.”

SECTION 4. Representations and Warranties. The Borrower (with respect to itself and, where applicable, the Restricted Subsidiaries) represents and warrants to the Administrative Agent and to the Revolver Increase Lenders on and as of the Amendment No. 1 Effective Date that:

(a) this Amendment and the transactions contemplated hereby are within each Loan Party’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action;

(b) this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes, when executed and delivered by the Borrower, will constitute a legal, valid and binding obligation of the Borrower, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects), except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date (it being understood and agreed that the reference in Section 3.15 of the Credit Agreement to “the Closing Date, after giving effect to the Transactions” shall be deemed to refer instead to “the Amendment No. 1 Effective Date, after giving effect to the transactions to be consummated on the Amendment No. 1 Effective Date”); and

(d) at the time of and immediately after giving effect to such 2025 Increased Revolving Commitments, no Default or Event of Default shall have occurred and be continuing.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment No. 1 Effective Date”) upon satisfaction of the following conditions:

(a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, each other Loan Party, each Revolver Increase Lender and each Issuing Bank, (ii) a copy of (A) each organizational document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (B) signature and incumbency certificates of the responsible officers of each Loan Party executing this Amendment, (C) copies of resolutions of the board of directors or managers, shareholders, partners, and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment No. 1 Effective Date by a secretary, an assistant secretary or a responsible officer of such Loan Party as being in full force and effect without modification or amendment and (D) a good standing certificate (to the extent such concept, or an analogous concept, exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation and (iii) a favorable written opinion (addressed to the Administrative Agent and the Revolver Increase Lenders and dated the Amendment No. 1 Effective Date) of Sullivan & Cromwell LLP, external counsel for the Borrower.

(b) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date to the extent invoiced at least three Business Days prior to the Amendment No. 1 Effective Date (or such shorter period agreed by the Borrower in its sole discretion), reimbursement or payment of all reasonable, documented and invoiced out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder, under any other Loan Document or under any other agreement entered into by any of the First Incremental Facility Lead Arrangers, the Administrative Agent and the Revolver Increase Lenders, on the one hand, and any of the Loan Parties, on the other hand;

(c) the Administrative Agent shall have received a certificate from a Financial Officer of the Borrower, substantially in the form of Exhibit J to the Credit Agreement, certifying as to the solvency of the Borrower and its Subsidiaries as of the Amendment No. 1 Effective Date on a consolidated basis after giving effect to the Amendment;

(d) (i) the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, that has been requested at least 10 Business Days prior to the Amendment No. 1 Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and a Revolver Increase Lender has requested in a written notice to the Borrower at least 10 Business Days prior to the Amendment No. 1 Effective Date a Beneficial Ownership Certification in relation to the Borrower, such Revolver Increase Lender shall have received such Beneficial Ownership Certification with respect to the Borrower prior to the Amendment No. 1 Effective Date (provided that, upon the execution and delivery by such Revolver Increase Lender of its signature page to this Amendment, the conditions set forth in this clause (e) shall be deemed to be satisfied); and

(e) the Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by a Financial Officer or the President or a Vice President of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 4.

(f) the Administrative Agent shall have received lien search results covering the Loan Parties, dated a date reasonably near to the Amendment No. 1 Effective Date.

SECTION 6. Effects on Loan Documents; No Novation. (a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Revolver Increase Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Amendment No. 1 Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” and an “Incremental Facility Amendment” for all purposes of the Credit Agreement and the other Loan Documents.

(a) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Security Document. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any Security Document, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 7. Miscellaneous. The provisions of Sections 9.03, 9.09, 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The electronic execution provisions in Section 9.06 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

SECTION 9. Reaffirmation. Each of the Loan Parties hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as modified by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the guarantees of the Loan Parties and the grants of security interests by the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect in respect of, and to secure, the Obligations (including the 2025 Increased Revolving Commitments and any 2025 Increased Revolving Loans made hereunder).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

PITNEY BOWES INC., as Borrower,

By:	/s/ Paul Evans
Name:	Paul Evans
Title:	Executive Vice President, Chief Financial Officer and Treasurer

PITNEY BOWES PRESORT SERVICES, LLC

By: Pitney Bowes Inc., its sole member

By:	/s/ Lauren Thomas
Name:	Lauren Thomas
Title:	Chief Accounting Officer

PITNEY BOWES GLOBAL FINANCIAL SERVICES LLC,

By: Pitney Bowes Inc., its sole member

By:	/s/ Lauren Thomas
Name:	Lauren Thomas
Title:	Chief Accounting Officer

PB EQUIPMENT MANAGEMENT INC.,

By:	/s/ Christopher Johnson
Name:	Christopher Johnson
Title:	President

PITNEY BOWES GLOBAL LLC,

By: Pitney Bowes UK LP, its sole member
By: PB European UK LLC, acting as general partner
By: Pitney Bowes International Holdings, Inc., as sole member

By:	/s/ Lauren Thomas
Name:	Lauren Thomas
Title:	Vice President

[Pitney Bowes – First Incremental Facility Amendment Signature Page]

PB PROFESSIONAL SERVICES INC., B. WILLIAMS FUNDING CORP. PB WORLDWIDE INC.

By:	/s/ Lauren Thomas
Name:	Lauren Thomas
Title:	Vice President

[Pitney Bowes – First Incremental Facility Amendment Signature Page]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angela Berry
Name:	Angela Berry
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Revolver Increase Lender and an Issuing Bank

By:	/s/ David Stith
Name:	David Stith
Title:	Managing Director

CIBC BANK USA, as a Revolver Increase Lender and an Issuing Bank

By:	/s/ James Belletire
Name:	James Belletire
Title:	Managing Director

CITIZENS BANK, N.A., as a Revolver Increase Lender and an Issuing Bank

By:	/s/ Angela Reilly
Name:	Angela Reilly
Title:	Senior Vice President

TRUIST BANK, as a Revolver Increase Lender and an Issuing Bank

By:	/s/ Chapman Mitchell
Name:	Chapman Mitchell
Title:	Director

[Pitney Bowes – First Incremental Facility Amendment Signature Page]

MIZUHO BANK, LTD., as a Revolver Increase Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Managing Director

GOLDMAN SACHS BANK USA, as an Issuing Bank

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., as an Issuing Bank

By:	/s/ Kristin Jang
Name:	Kristin Jang
Title:	Vice President

[Pitney Bowes – First Incremental Facility Amendment Signature Page]